Retirement benefits	6 Months Ended
Jun. 30, 2023
Disclosure of defined benefit plans [abstract]
Retirement benefits	Retirement benefits
As at 30 June 2023, the Group’s IAS 19 net pension surplus across all schemes was £3.9bn (December 2022: £4.5bn). The UK Retirement Fund (UKRF), which is the Group’s main scheme, had an IAS 19 net pension surplus of £4.1bn (December 2022: £4.7bn). The movement for the UKRF was mainly driven by: actual price inflation being higher than assumed, future long-term price inflation expected to be higher than assumed at the start of the year, assets underperforming relative to the discount rate, partially offset by an increase in discount rate.
UKRF funding valuations
The latest triennial actuarial valuation of the UKRF with an effective date of 30 September 2022 was completed in February 2023. The valuation showed a funding surplus of £2bn (2021 update: £0.6bn surplus).
As the UKRF had a funding surplus at the valuation date, the 2023 deficit reduction contribution (£286m), agreed as part of the 2019 triennial actuarial valuation, is no longer required, and no recovery plan is needed.